EXHIBIT 99.2

                                 REVOCABLE PROXY

                                 VIDEONICS, INC.


         This Proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Shareholders to be held on December 28, 2000 (the "Meeting").

         The undersigned hereby appoints the Board of Directors of Videonics, Inc. (the "Company"), or its designee, with the power of substitution, to act as attorneys and proxies for the undersigned, to represent and to vote, as designated below, all shares of Common Stock of the Company, which the undersigned is entitled to vote at the Meeting and at any adjournment thereof.

           The directors recommend a vote "FOR" Proposals 1, 2 and 3.

                                                                      FOR             WITHHELD
                                                                      ---             --------

2.        The election as directors the nominees
          listed below:

          Michael L. D'Addio, Carl E. Berg,                           [ ]              [ ]
         N. William Jasper, and Mark C. Hahn

INSTRUCTIONS:  To withhold your vote for any  individual  nominee,  insert the nominee's  name on the line provided below.


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                                                                      FOR              AGAINST          ABSTAIN
                                                                      ---              -------          -------
1.        Approval of the merger agreement between                    [ ]              [ ]               [ ]
          Focus Enhancements, Inc., PC Video Conversion,
          Inc and Videonics whereby Videonics will become
          a wholly owned subsidiary of Focus and
          each share of Videonics common stock will be
          converted into 0.87 shares of Focus common stock.

                                                                      FOR              AGAINST          ABSTAIN
                                                                      ---              -------          -------

3.        The ratification of the appointment of                      [ ]              [ ]               [ ]
          PricewaterhouseCoopers LLP as independent
          auditors of Videonics, Inc. for
          the fiscal year ending December 31, 2000.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned SHAREHOLDER. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3. In addition, this proxy will be voted at the discretion of the proxy holder(s) upon any other matter that may properly come before the Meeting.

         Should the signatory(ies) be present and elects to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of such person's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The signatory(ies) may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

         The signatory(ies) acknowledge(s) receipt from the Company prior to the
execution   of  this   proxy  of  Notice   of  the   Meeting,   a  Joint   Proxy
Statement/Prospectus dated November 27, 2000.

                                                Please check here if you
Dated:                , 2000                    [  ] plan to attend the Meeting.
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                                                --------------------------------
                                                SIGNATURE OF SHAREHOLDER


                                                --------------------------------
                                                SIGNATURE OF SHAREHOLDER


Please sign exactly as your name appears on this Proxy card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

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PLEASE  COMPLETE,  DATE,  SIGN,  AND MAIL THIS PROXY  PROMPTLY  IN THE  ENCLOSED
POSTAGE-PAID ENVELOPE.
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